EXHIBIT 10.21A

CONFIDENTIAL TREATMENT REQUESTED BY FLUIDIGM CORPORATION

Amendment #1 to the

Collaboration and Option Agreement dated May 17, 2010

By and between

Fluidigm Corporation and Novartis Vaccines and Diagnostics, Inc.

Incorporating the terms and conditions of the Collaboration and Option Agreement made effective May 17, 2010 (hereinafter referred to as the “Agreement”), made by and between Novartis Vaccines and Diagnostics, Inc. (“Novartis”) and Fluidigm Corporation (“Fluidigm”), the Agreement is amended, effective as of March 15, 2011.

WHEREAS, the parties entered into the Agreement for research and development of reagents in connection with Fluidigm Technology;

WHEREAS, the parties desire to amend the Collaboration Plan to provide clarification and a more detailed scope of work for certain milestones in Phase 1 of the collaboration;

WHEREAS, in connection with the amendment to the Collaboration Plan, the parties desire to adjust the milestone payment terms;

NOW THEREFORE, in consideration of the mutual promises contained herein, the parties agree to amend the Agreement as follows:

1.	Capitalized terms in this Amendment #1 shall have the same meaning as set forth in the Agreement unless otherwise stated herein.

2.	As of the effective date of this Amendment #1, the scopes of work under the sections identified as “Fluidigm Collaboration Milestone 5” and “Fluidigm Collaboration Milestone 6”, set forth in the original Collaboration Plan attached as Exhibit B to the Agreement, shall be deleted in their entirety and replaced with the following scopes of work:

Tasks	Expected Completion Date (post effective date of Agreement)	Details/Metrics
Fluidigm Collaboration Milestone 5

— [***]	[***]	— [***]

— [***]	[***]	— [***]

— [***]	[***]	— [***]

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED BY FLUIDIGM CORPORATION

— [***]	[***]	— [***]
— [***]	[***]	— [***]
— [***]	[***]	— [***]

Fluidigm Collaboration Milestone 6

— [***]	[***]	— [***]

— [***]	[***]	— [***]

— [***]	[***]	— [***]

— [***]	[***]	— [***]

For the avoidance of doubt, all other milestone scopes of work identified in Exhibit B of the Agreement shall remain in full force and effect.

3.	As of the effective date of this Amendment #1, Table 1. Milestone Payments under Section 6.1(a) of the Agreement shall be deleted in its entirety and replaced with the following table illustrating a total amount of [***] dollars (USD $[***]), thereby reflecting an agreed upon [***] of [***] dollars (USD $[***]) from the prior budget for Phase 1 activities:

Table 1. Milestone Payments

Milestones	Payment Amounts

Collaboration Milestone 1	$[***]

Collaboration Milestone 2	$[***]

Collaboration Milestone 3	$[***]

Collaboration Milestone 4	$[***]

Collaboration Milestone 5	$[***]

Collaboration Milestone 6	$[***]

All Collaboration Milestones (1-6) and delivery of the Final Report for Phase 1	$[***]

4.	As part of the amended Collaboration Plan set forth in this Amendment #1, the parties hereby clarify and amend the terms of the Agreement mutatis mutandis as follows:

a.	At Novartis’ sole cost and expense, Novartis agrees to provide up to [***] laboratory technicians of its choosing to Fluidigm, for a period not to exceed [***] for each technician, to assist Fluidigm solely with completion of the work for Fluidigm Collaboration Milestone 5 as amended herein, unless otherwise agreed to in writing by the parties. In addition, Fluidigm agrees to commit no fewer than [***] Fluidigm Full Time Employees (“FTEs”) in order to achieve the scopes of work set forth under Fluidigm Collaboration Milestone 5 and Fluidigm Collaboration Milestone 6 as amended herein.

b.	In addition to the clinical samples (with follow up) that Novartis has already paid for and provided to Fluidigm (receipt of which is acknowledged herein by Fluidigm) Novartis

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED BY FLUIDIGM CORPORATION

shall provide up to [***] additional clinical samples (with follow up) processed (DNA extracts and QC tests applied) if needed, prior to the initiation of the [***] that is part of Fluidigm Collaboration Milestone 6 for use in the [***] scope of work. The decision to provide such additional samples shall reside with the JSC. If the JSC decides it is necessary that such samples are to be provided to Fluidigm, then those samples shall be provided by Novartis to Fluidigm no later than [***]. If those samples are not provided by [***], then Fluidigm may process samples previously supplied by Novartis by the then most current extraction method and QC tests recommended by the JSC and must then process all remaining samples necessary to comprise the [***] samples in the same and consistent manner. (The best QC assay will be determined within the JSC as agreed to by both companies and is tentatively scheduled to be decided by [***].)

c.	Fluidigm agrees to use diligent efforts to complete the six (6) Phase 1 related Fluidigm Collaboration Milestones, as amended herein, and deliver the Final Report for all Phase 1 activities by no later than end of business, [***].

d.	Contingent upon Fluidigm meeting the [***] deadline immediately set forth above, Novartis shall thereafter have up through the end of business on [***] (“Reduced Option Term”) to exercise its License Option pursuant to Article 5 of the Agreement. Fluidigm’s commitment to meet such [***] deadline is a condition precedent to Novartis’ Reduced Option Term. Otherwise, failure to meet such condition precedent shall automatically cause reversion of Novartis’ rights to the original ninety (90) day Option Term under Section 5.2 of the Agreement.

5.	In consideration of the extended exclusivity period and amendments set forth herein, Novartis shall pay to Fluidigm a non-refundable amount of [***] dollars (USD $[***]) within [***] days from receipt of an invoice from Fluidigm.

6.	All of the other terms and conditions of the Agreement shall continue in full force and effect. This Amendment #1, together with the Agreement, constitute the entire agreement between the parties hereto regarding the subject matter hereof and supersedes any prior and/or contemporaneous agreement(s), understanding(s) and/or negotiations(s).

IN WITNESS WHEREOF, the parties hereto hereby execute this Amendment #1as of the date set forth above.

NOVARTIS VACCINES AND DIAGNOSTICS, INC.		FLUIDIGM CORPORATION

By:	/s/ Daniel Parera	By:	/s/ Robert C. Jones
	Daniel Parera		(Signature)
VP Development, Novartis Diagnostics
		Name:	Robert C. Jones

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONFIDENTIAL TREATMENT REQUESTED BY FLUIDIGM CORPORATION

Title: Executive Vice President R&D

Date: 29 MAR 2011	Date: March 23, 2011

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.